SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 1, 2010

Date of report (Date of earliest event reported)
PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

800 Nicollet Mall, Suite 800
Minneapolis, Minnesota		55402

(Address of Principal Executive Offices)		(Zip Code)
(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On March 1, 2010, Piper Jaffray Companies (the “Company”) and Piper Jaffray Newco Inc., an indirect wholly owned subsidiary of the Company (“Newco”) completed the purchase of Advisory Research Holdings, Inc. (“ARI”), an asset management firm based in Chicago, Illinois. The purchase was completed pursuant to the Securities Purchase Agreement (the “Securities Purchase Agreement”) dated December 20, 2009 by and among the Company, Newco, ARI, the sellers identified in the Securities Purchase Agreement (the “Sellers”) and Brien M. O’Brien and TA Associates, Inc., in their joint capacity as the representative of the Sellers. The purchase price was $219.8 million, of which (i) $180.1 million was paid in cash and (ii) $39.7 million was paid through the issuance of restricted shares of the Company’s common stock, par value $0.01 per share. A portion of the purchase price payable in cash was funded by proceeds from the issuance of variable rate senior notes (the “Notes”) in the amount of $120 million pursuant to the Note Purchase Agreement (the “Note Purchase Agreement”) dated December 31, 2009 by and among the Company, Piper Jaffray & Co., and certain entities advised by Pacific Investment Management Company LLC. The unpaid principal amount of the Notes will be due on December 31, 2010.
     The foregoing description of the transaction is not complete and is qualified in its entirety by reference to (i) the Securities Purchase Agreement filed as Exhibit 2.1 to the Company’s Form 8-K filed on December 21, 2009 and (ii) the Note Purchase Agreement filed as Exhibit 10.1 to the Company’s Form 8-K filed on January 4, 2010. Each of the Securities Purchase Agreement and Note Purchase Agreement are incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     On March 1, 2010, in accordance with the Securities Purchase Agreement, the Company issued an aggregate amount of 893,105 restricted shares (the “Shares”) of the Company’s common stock, par value $0.01 per share to certain Sellers in partial consideration for the common stock of ARI. The Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) of the Act or under Rule 506 of Regulation D under the Securities Act, based, in part, on a representation from each of the Sellers who received any of the Shares that such Seller is an “accredited investor,” as defined in Rule 501 of Regulation D under the Act. The information included under Item 2.01 above is incorporated by reference in this Item 3.02.
Item 7.01. Regulation FD Disclosure.
     On March 1, 2010, the Company issued a press release announcing the completion of the transaction, and this press release is furnished as Exhibit 99.1 hereto. The information contained in Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Also, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     The financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K will be filed by amendment or otherwise within 71 calendar days following the required filing date for this Form 8-K.
(b) Pro Forma Financial Information.
     The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K will be filed by amendment or otherwise within 71 calendar days following the required filing date of this Form 8-K.
(d) Exhibits

No.	Description	Manner of Filing
2.1	Securities Purchase Agreement dated December 20, 2009 among Piper Jaffray Companies, Piper Jaffray Newco Inc., Advisory Research Holdings, Inc., each of the persons listed on Schedule I attached thereto and Brien M. O’Brien and TA Associates, Inc. (excluding schedules and exhibits, which Piper Jaffray Companies agrees to furnish to the Securities and Exchange Commission upon request)	(1)

10.1	Note Purchase Agreement dated December 31, 2009 among Piper Jaffray Companies, Piper Jaffray & Co., and the Purchasers party thereto	(2)

99.1	Press Release dated March 1, 2010	Filed
		Herewith

(1)	Filed as Exhibit 2.1 to the Company’s Form 8-K filed on December 21, 2009, and incorporated herein by reference.

(2)	Filed as Exhibit 10.1 to the Company’s Form 8-K filed on January 4, 2010, and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES
Date: March 1, 2010	/s/ James L. Chosy
James L. Chosy
General Counsel and Secretary

EXHIBIT INDEX

No.	Description	Manner of Filing
2.1	Securities Purchase Agreement dated December 20, 2009 among Piper Jaffray Companies, Piper Jaffray Newco Inc., Advisory Research Holdings, Inc., each of the persons listed on Schedule I attached thereto and Brien M. O’Brien and TA Associates, Inc. (excluding schedules and exhibits, which Piper Jaffray Companies agrees to furnish to the Securities and Exchange Commission upon request)	(1)

10.1	Note Purchase Agreement dated December 31, 2009 among Piper Jaffray Companies, Piper Jaffray & Co., and the Purchasers party thereto	(2)

99.1	Press Release dated March 1, 2010	Filed
		Herewith

(1)	Filed as Exhibit 2.1 to the Company’s Form 8-K filed on December 21, 2009, and incorporated herein by reference.

(2)	Filed as Exhibit 10.1 to the Company’s Form 8-K filed on January 4, 2010, and incorporated herein by reference.